August 2009

Forward-Looking Statements
 The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this document that represent the
 Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual
 Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange
 Commission on March 2, 2009. In light of these risks, uncertainties and assumptions, the forward-
 looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise.
 Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this document are qualified by these cautionary statements.
 In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
 Insituform®, the Insituform® logo, Insituform Blue®, and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform Technologies, Inc. and its affiliates.

▪ Insituform is a leading global provider of proprietary
 technologies and services for rehabilitating and
 maintaining sewer, water and energy and mining piping
 systems.
▪ LTM 6/30/09 Pro Forma (given effect of recent
 acquisitions) revenue of $805 million
▪ LTM 6/30/09 EBITDA of $96 million (given effect of recent
 acquisitions, but excluding acquisition transaction costs)
▪ Three complementary businesses:
 – Sewer Rehabilitation: Provides trenchless solutions
 for the rehabilitation and repair of sewer infrastructure
 – Water Rehabilitation: Provides trenchless solutions
 for the rehabilitation of pipelines that transmit and
 distribute potable water
 – Energy and Mining: Provides pipe coating, cathodic
 protection and internal lining systems that protect oil,
 gas, mineral and chemical pipelines against corrosion
 and abrasion
Our Business

Our Vision
Growth Strategy
Employees: 2,676
Revenue: $805mm
EBITDA: $96mm
Margin: 11.9%
Sewer Rehabilitation
Revenue: $454mm
EBITDA: $56mm
Margin: 12.3%
Water Rehabilitation
Revenue: $14mm
EBITDA: ($2mm)
Margin: NM
 Energy & Mining
Revenue: $337mm
EBITDA: $42mm
Margin: 12.5%
Pro Forma Business (LTM 6/30/09)
▪ Sewer Rehabilitation:
 – Optimize vertical integration/product enhancement
 capability
 – Realign sales force - focus on key
 accounts/negotiated work
 – Manage projects on broader scopes
 – Target profitable new geographies (India, Australia,
 Hong Kong and China)
▪ Water Rehabilitation:
 – Leverage leadership position within sewer
 rehabilitation with key accounts
 – Develop structural CIPP solution to compete
 across a wide range of diameters and pressures
 (InsituMain™)
 – Improve re-tap efficiency to drive cost below dig
 and replace
▪ Energy and Mining:
 – Broaden service platform
 – Diversify exposure to new and rehab markets
 – Target key international markets
 – Expand off-shore capability
 Revenue
 EBITDA
 42%
 44%
 2%
 (2%)
 56%
 58%
  % of Total
 North
 America
  Addressable Market Size(1)
 Global
 $1.4bn
 $7.0bn
 $1.3bn
 $4.7bn
 $3.4bn
 $12.3bn
(1) Insituform management estimates.

Recent Developments
▪ On February 20, 2009, we acquired The Bayou
 Companies, L.L.C. (“Bayou”)
▪ On March 31, 2009, we acquired Corrpro Companies,
 Inc. (“Corrpro”)
▪ These acquisitions:
 ✓ Create a broad product and service platform
 ✓ Provide us with a premier cathodic protection
 platform
 ✓ Expand our water rehabilitation capabilities
 ✓ Significantly expand our off-shore capabilities
 ✓ Diversify our exposure across the industry
 ✓ Leverage our existing international footprint
 ✓ Greatly increase scale - increasing total revenues
 by 60%
▪ These acquisitions should be (in first year):
 ✓ Accretive to earnings
 ✓ Accretive to margins
 ✓ Accretive to returns
 ✓ Transformative at a reasonable price
Revenue: $805mm
EBITDA: $96mm
Margin: 11.9%
Sewer Rehabilitation
Revenue: $454mm
EBITDA: $56mm
Margin: 12.3%
Water Rehabilitation
Revenue: $14mm
EBITDA: ($2mm)
Margin: NM
 Energy & Mining
Revenue: $337mm
EBITDA: $42mm
Margin: 12.5%
Pro Forma Business (LTM 6/30/09)
(1) Insituform management estimates.
Leveraging our current expertise across the broad market
 Energy & Mining
 (Pre-Acquisitions)
Revenue: $47mm
EBITDA: $9mm
Margin: 19.1%
 Revenue
 EBITDA
 42%
 44%
 2%
 (2%)
 56%
 58%
  % of Total

Acquisitions of Bayou and Corrpro quickly and substantially broadened
 Insituform’s energy and mining capabilities

▪ Transitioned our industrial pipeline services group from a single product (Tite Liner®) to a broad service and technology platform
▪ Increased our addressable market by over $1.0bn domestically and by approximately $7.0bn globally
▪ Transactions increased LTM 12/31/08 Revenue by 60%; LTM 12/31/08 EBITDA by 80%;
 Anticipated to be year 1 accretive
▪ Future synergies include:
 - Reduced combined operating expense
 - Bayou / Corrpro product lines in INSU international distribution channels
 - Corrpro product lines to INSU municipal channels
 - Combined platform provides opportunities for larger scale global projects
Acquisition Rationale

Revenue
$ Million
% Growth
$ Million
% Margin
EBITDA
Backlog
$ Million
Recent Performance
 ▪ Strong strategic partnerships with ILVA SA., Welspun Gujarat
 Stahl Rohren Ltd.and Stupp Brothers, Inc.
 ▪ Long-term relationships with A-grade client list
 ▪ Premier pipeline coating, insulation and prefabrication facility on the Gulf Coast (New Iberia)
 ▪ 225 acres of storage space at Port of Iberia, LA facilities accommodate large, challenging projects
 ▪ Railcar shipping capacity provides unique opportunities to effectively receive and ship pipe domestically
 ▪ Recent win - ILVA S.P.A. $27.6 million pipe coating for
 Fayetteville Express Pipeline project
 ▪ LTM operating performance has been impacted by a fairly
 steep downturn in the market primarily related to lower
 commodity prices
 ▪ Bayou’s fabrication and specialty welding businesses have been most affected by market downturn
 ▪ There were also some customer driven delays of projects
 into the second half of 2009, which impacted Q2
 performance
 ▪ Bayou’s pipe coating operation with Stupp Brothers,
 underwent a planned 2-month shutdown in March/April for
 major line upgrades; this temporarily impacted operating
 performance
 ▪ While backlog is down from recent record highs, it remains strong and should lead to solid second half performance
Overview
Overview of Bayou

Revenue (1)
$ Million
% Growth
$ Million
% Margin
EBITDA (1)
Backlog (1)
Record High
$ Million
Recent Performance
 ▪ A premier provider of corrosion protection services in North
 America serving the market for over 24 years
 ▪ Primarily serves attractive energy and water infrastructure end markets
 ▪ Broad customer base
 – No single customer represents greater than 5% of total
 sales
 ▪ 35 facilities across the U.S., Canada and the U.K.
 ▪ Recent wins include:
 – Exxon Mobil
 • $900k 2009 annual maintenance agreement TVA
 Watts Barr Nuclear Plant
 – TransCanada
 • $6.0mm Canadian Corrosion Remedial Contract
 • $1.125mm Boundary Lake Well Casing Cathodic
 Protection project
 – U.S. Coast Guard
 • $2.3mm - Cathodic protection installation for cargo
 wharf in Kodiak, Alaska
 ▪ Due to global market downturn, revenue has fallen from its record levels in 2008, but still remains strong
 ▪ Despite the slight revenue decline, operating performance has improved with EBITDA increasing to $18m and EBITDA
 margin up to 9.8%
Overview
(1) March 31 fiscal year end (Corrpro’s former year-end), except as noted
Remained strong
despite
market downturn
Overview of Corrpro

Last 5 Years
Energy and Mining Peer Valuation Analysis
EV/LTM 6/30/09 EBITDA
Source: FactSet as of August 7, 2009.
(1) Composite average includes ShawCor, Dril-Quip, Robbins & Myers, Team Inc., Ameron International, Natco Group and L.B. Foster.
INSU’s acquisitions of Corrpro and Bayou occured at an attractive valuation point
3/31/09: Corrpro
acquisition closed
2/23/09: Bayou
acquisition closed
2/2/09: Bayou &
Corrpro acquisitions
announced

58%
44%
(1) Pro Forma for the acquisitions of Corrpro and Bayou (EBITDA excludes acquisition transaction costs).
LTM 6/30/09 (Pre-Acquisition)
Sewer
Rehabilitation
Energy &
Mining
Water
3%
9%
88%
Pro Forma(1) LTM 6/30/09
Water
2%
Total: $96 million
Margin: 11.9%
Sewer
Rehabilitation
Sewer
Rehabilitation
Energy &
Mining
14%
89%
Total: $63 million
Margin: 12.2%
Energy &
Mining
Sewer
Rehabilitation
42%
56%
Total: $515 million
Total: $805 million
Revenue
 ▪ The acquisitions of
 Bayou and Corrpro:
 – Diversify revenue
 across business
 lines
 – Significantly
 increase scale
 – Improve profitability
 – Decrease focus on
 municipal client base
 ▪ Synergies:
 – Reduces overhead
 cost
 – Broadens water
 market service
 profile
 – Enhances R&D and
 engineering
 capability
 – Exposes Bayou and
 Corrpro to INSU’s
 international
 footprint
Energy &
Mining
Pro Forma(1) LTM 6/30/09
Water
(2%)
LTM 6/30/09 (Pre-Acquisition)
Water
(3%)
EBITDA
Pro Forma Financials

 ▪ We are focused on
 expanding globally for
 all of our businesses -
 water, wastewater
 and energy & mining
 ▪ We have been
 particularly focused
 on the development
 of Asia-Pacific
 Operations (India,
 Hong Kong,
 Singapore, Australia)
 ▪ We also see
 significant growth
 opportunities for our
 recently acquired
 entities:
 ▪ Corrpro - Middle
 East and Asia-Pacific
 ▪ Bayou - Canada and
 South America
Geographic Infrastructure Spend Breakdown by 2030(1)
(1) Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD) - 2008
U.S./Canada
16%
South America/
Latin America
18%
Africa
3%
Europe
22%
Asia/Oceania
39%
Middle East
2%
84% of infrastructure spending is predicted to come outside of the U.S. and Canada
Geographic Expansion

 ▪ First half 2009 operating income increased $10.4
 million, or 201%, from first half 2008
 ▪ Our North American Sewer Rehab segment recently
 won the following contracts:
 ✓ Clark County NV - Several projects totaling over $24
 million
 ✓ Honolulu - $6.2 million
 ✓ Sacramento CA - $17.9 million
 ✓ San Diego CA (96’’ iPlus™ installation) - $2.6
 million
 ✓ Hartford CT - $7.7 million
 ✓ Edmonton - $9.5 million
 ▪ At the end of June 2009 - North American Sewer
 Backlog was at a record level at $207 million
 ▪ First half 2009 operating income increased 171% from
 first half 2008
 ▪ Despite a stronger dollar against European currencies,
 backlog at the end of June 2009 was at a historical high
 at $41 million. Some recent large wins:
 ✓ UK - $2.4 million
 ✓ Netherlands - $4.0 million
North American Sewer Rehabilitation
European Sewer Rehabilitation
✓ As market leader with commanding
 share, Business Unit is uniquely
 positioned to capitalize on demand
 generated through stimulus spending
✓ Upstream profit increased through
 optimized Transfer Pricing
✓ Installation process remapped via
 Lean / Six Sigma resulting in higher
 levels of Crew productivity
✓ Project Management discipline
 enhanced through implementation of
 comprehensive training program
✓ New Management Team in place
✓ Substantial back office consolidation
 resulting in fixed cost reductions
✓ Bolstered platform for iBlue products
 and services
Actions
Taken
Success
Factors
Business Updates

 ▪ This segment’s revenue increased 234% in the first half
 2009 as compared to the first half of 2008, delivering a
 414% improvement in operating income
 ▪ In June, we acquired the remaining 50% interests in our
 joint ventures in Hong Kong and Australia
 ▪ This segment’s backlog is extremely strong, and we see
 significant potential to add to this in the near future
 ▪ In July 2009, we won a $27 million project (with potential for additional work) with the City of Sydney, Australia
 ▪ Our plan for our Water Rehabilitation segment is being
 implemented and recent large contracts include:
 ✓ Victoria Canada - $4.5 million
 ✓ Northern Sunrise County - $2.5 million
 ▪ We expect to complete a successful project in
 downtown Manhattan (Madison Avenue) by the end of
 Q3
 ▪ Introduced new InsituMain™ product in first quarter
 2009 - approximately 12 pilot projects taking place
 during the third quarter
 ▪ InsituMain™, combined with our other niche water
 products, enabling a broader reach to address customer
 need
 ▪ We will also seek further opportunities to expand
 product/service capability for this segment
Asia Pacific Sewer Rehabilitation
Water Rehabilitation
✓ Very successful Indian joint venture
 with SPML which manages local
 conditions
✓ Differentiated capability to execute
 large diameter projects
✓ Small diameter tube sales and
 technology
✓ Building Licensee / Certified Installer
 network throughout Asia Pacific
 region
Smart
Growth
InsituMain™
✓ Fully structural solution for operating
 pressures up to 130 psi
✓ Diameters from 6” to 24” which
 significantly increases addressable
 market
✓ Exclusively manufactured by INSU
✓ Cost advantage enhanced through
 cross training of and installation by
 sewer crews
✓ Chemical seal radically increases
 installation productivity
Business Updates

 ▪ This segment has historically produced consistently
 strong results.
 ▪ Recent decreases in commodity prices caused
 temporary market slowdown affecting portions of the
 business tied to more new installations of oil, gas and
 mining pipelines
 ▪ Maintenance work has held up under the market
 downturn
 ▪ Certain of the large pipe coating projects in Bayou were
 delayed until the second half of 2009
Energy & Mining
✓ Broader offering lessens the impact of
 commodity pricing volatility
✓ Cost synergies with Bayou & Corrpro
 - approximately $6 million per annum
 expected
✓ Cross-Selling opportunities to
 municipal and industrial water
 markets
✓ Platform allows company to seek
 larger scale opportunities with
 customers on a global basis
Positioned
to Perform
✓ First half 2009 income from
 continuing operations (excluding
 acquisition transaction costs) up
 113.5% from first half 2008
✓ Full Year 2009 EPS (continuing
 operations, and excluding acquisition
 transaction costs) expected to be
 $1.00 - $1.10
 (1) EPS (fully diluted basis) calculated on income from continuing operations for all periods; In February 2009, the company issued 10.4 million shares in a secondary public offering in connection with the acquisitions of Bayou and Corrpro.
Business Updates

Energy & Mining
Technology Innovator
Premier Brand / Long
Standing Customer
Relationships
Experience with Complex
Regulatory Environment
Seasoned Management
Team / Skilled Workforce
Leader in Large and
Growing Markets
Our Business

Appendix

Revenues
EBITDA
$ Million
% Growth
$ Million
% Margin
 (1)
Bayou
Corrpro
ROIC(2)
(1) Pro Forma for the acquisitions of Corrpro and Bayou (excluding acquisition transaction costs for Insituform, Bayou and Corrpro)
(2) ROIC = (Tax-Effected Operating Income) / (Assets - Current Liabilities). Assumed tax rate of 29.5%
Historical Financial Performance

▪ The following is a reconciliation of Insituform's income from continuing operations to EBITDA:
(1) 6/30/09 Pro Forma EBITDA excludes all acquisition transaction costs incurred by Insituform, Bayou and Corrpro
EBITDA Reconciliation

▪ The following is a reconciliation of Bayou's income from continuing operations to EBITDA:
▪ The following is a reconciliation of Corrpro's income from continuing operations to EBITDA:
(1) 6/30/09 Pro Forma EBITDA excludes all acquisition transaction costs incurred by Bayou and Corrpro
EBITDA Reconciliation